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                                                                    EXHIBIT 99.1



                                    STATEMENT


         Pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, the undersigned officer of Luxemburg Bancshares, Inc. (the "Company"), hereby certifies that:

         (1) the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of
                  Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 14, 2003

                                               /s/ John A. Slatky
                                              ---------------------------------
                                              John A. Slatky
                                              Chief Executive Officer



















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